UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2007

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)
New York	1-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
560 Lexington Avenue, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 704-2400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes In Registrant’s Certifying Accountant.

        On June 20, 2007, the Volt Information Sciences, Inc. Savings Plan (the “Plan”) replaced its independent registered public accounting firm, Ernst & Young LLP (“E&Y”). The fiscal year of the Plan ends at December 31.

        On June 20, 2007, the Plan engaged Mitchell & Titus, LLP, a member firm of Ernst & Young Global Limited (“New Auditor”) as its independent registered public accounting firm for the fiscal year ended December 31, 2006.

        The decision to change the Plan’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors (the “Audit Committee”) of Volt Information Sciences, Inc. (the “Company”).

        The change in independent registered public accounting firm described above pertains only to the financial statements of the Plan and does not affect E&Y’s engagement as the independent registered public accounting firm of the Company.

        The reports of E&Y on the financial statements of the Plan for the fiscal years ended December 31, 2005 and 2004 (the “Previous Fiscal Years”) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During the Previous Fiscal Years, and through June 20, 2007, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the Plan’s financial statements for such years.

        During the Previous Fiscal Years, and through June 20, 2007, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        The Plan provided a copy of the foregoing disclosures to E&Y prior to the date of filing this report and requested E&Y furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such statements. A copy of the letter E&Y furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

        During the Previous Fiscal Years, and through June 20, 2007, the Plan did not consult with New Auditor with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Ernst & Young LLP regarding change in independent registered public accounting firm

S I G N A T U R E S

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007	VOLT INFORMATION SCIENCES, INC. By: /s/ Jack Egan Jack Egan Chief Financial Officer

EXHIBIT INDEX

16.1	Letter from Ernst & Young LLP regarding change in independent registered public accounting firm